UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 11, 2014

AECOM TECHNOLOGY CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	1-33447	61-1088522
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1999 Avenue of the Stars, Suite 2600

Los Angeles, California  90067

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code  (213) 593-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                    Results of Operations and Financial Condition.

On November 11, 2014, AECOM Technology Corporation (the “Company”) issued a press release announcing the financial results for its fiscal fourth quarter and fiscal year ended September 30, 2014.  A copy of the press release is attached to this report as Exhibit 99.1.  Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 7.01.                                    Regulation FD Disclosure.

The following information is being provided under Item 7.01 Regulation FD Disclosure in this Current Report on Form 8-K: a transcript from the Company's November 11, 2014 analyst conference call discussing its financial results for the fourth quarter of fiscal year ended September 30, 2014.

This transcript is filed as Exhibit 99.2 to this Current Report and is incorporated herein by reference as if fully set forth.  Exhibit 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

The information contained in the transcript, which was prepared by Thomson Reuters, is a textual representation of the Company's conference call. There may be material errors, omissions or inaccuracies in the reporting of the contents of the conference call. The Company assumes no responsibility to correct or update the third-party transcript. Users are advised to review the Company's conference call itself (which is accessible via the Company's website) and the Company's SEC filings before making any investment or other decisions.

The furnishing of the transcript is not intended to constitute a representation that such furnishing is required by Regulation FD or that the transcript includes material investor information that is not otherwise publicly available.

In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the Company notes that certain statements set forth in this Current Report on Form 8-K provide other than historical information and are forward looking. The actual achievement of any forecasted results, or the unfolding of future economic or business developments in a way anticipated or projected by the Company, involve numerous risks and uncertainties that may cause the Company’s actual performance to be materially different from that stated or implied in the forward-looking statement. Among those risks and uncertainties, many of which are beyond the control of the Company, include, without limitation, uncertainties related to appropriations for funding of, or issuing notices to proceed under, government contracts; relationships with governmental agencies that may modify, curtail or terminate contracts; delays in the completion of the budget process of the U.S. government could delay procurement of services; potential adjustments to government contracts which are subject to audits to determine reimbursable contract costs; adverse results from losses under fixed-price contracts; limited control over operations run through the Company’s joint venture entities; misconduct by employees or consultants or the Company’s failure to comply with laws or regulations applicable to its business; current deficits in the Company’s defined benefit plans could grow in the future and create additional costs; exposure to legal, political and economic risks in different countries as well as currency exchange rate fluctuations; risks related to security in international locations; failure to successfully execute the Company’s merger and acquisition strategy; the need to retain the continued services of our key technical and management personnel and to identify and hire additional qualified personnel; uncertainties about security clearances for the Company’s employees; the competitive nature of the Company’s business; the Company’s liability and insurance policies may not provide adequate coverage; the Company’s leveraged position and ability to service its debt; unexpected adjustments and cancellations related to backlog; dependence on other contractors or subcontractors who could fail to satisfy their obligations; systems and information technology interruption; changing client preferences/demands, fiscal position and payment patterns; and the continuing economic downturn in the U.S. and international markets and tightening of the global credit markets. Readers should consider all of these risk factors as well as other information contained in this report.

Item 9.01                                       Financial Statements and Exhibits.

(d)  Exhibits

99.1                             Press Release, dated November 11, 2014 announcing the Company’s financial results for the fourth quarter and fiscal year ended September 30, 2014.

99.2                             Transcript of the Company’s November 11, 2014 analyst conference call discussing its financial results for the fourth quarter and fiscal year ended September 30, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

AECOM TECHNOLOGY CORPORATION

Dated: November 13, 2014	By:	/s/ DAVID Y. GAN
David Y. Gan
Senior Vice President,
Assistant General Counsel

EXHIBIT INDEX

Exhibit

99.1	Press Release, dated November 11, 2014 announcing the Company’s financial results for the fourth quarter and fiscal year ended September 30, 2014.
99.2	Transcript of the Company’s November 11, 2014 analyst conference call discussing its financial results for the fourth quarter and fiscal year ended September 30, 2014.